UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: August 28, 2008


                           NEWMARKET TECHNOLOGY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)
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               Nevada                                   000-27917                               65-0729900
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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              14860 Montfort Drive, Suite 210, Dallas, Texas 75254
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (972) 386-3372
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Notice of Delisting

On August 20, 2008, NewMarket Technology, Inc. ("the Registrant") received notice from the Financial Industry Regulatory Authority ("FINRA") that its common stock may be removed from trading on the Over-the-Counter Bulletin Board ("OTCBB") as early as the opening of trade on August 29, 2008. The Registrant was informed that pursuant to FINRA Rule 6530(e), the Company had been delinquent in its reporting obligations for a third time in twenty-four months, and therefore would be removed from quotation on the Over the Counter Bulletin Board (OTCBB) by the opening of trade on August 29, 2008. According to FINRA Rule 6530, three late filings in a twenty-four month period is cause for the subject security to be ineligible for quotation on the Over the Counter Bulletin Board.

The most recent instance of delinquency reported by FINRA was the filing of the Company's second quarter 2008 financials, which were due by 5:30 pm EST on August 19, 2008. The Company's filing was accepted by the SEC by 6:07 am EST on August 20, 2008. Although the Company is no longer delinquent in any filings, it remains subject to FINRA Rule 6530.

The Company was also notified that it had seven calendar days within which it could appeal FINRA's decision. The Company was given until 4:00 pm EST on August 27, 2008 to officially appeal FINRA's decision. The Company has appealed the decision, and due to the appeal, the removal action from the OTCBB is stayed until a hearing is held and the Hearing Officer makes a final decision. In the event that the Hearing Officer decides in the Company's favor, it will remain on the OTCBB. In the event that the Hearing Officer does not decide in the Company's favor, it will be immediately removed from quotation on the OTCBB which does not prevent trading on the Pink Sheets.

In the event the Company is removed from quotation on the OTCBB, its stock will continue to be tradable on the Over the Counter Pink Sheets Market and the Company's ticker symbol will have the appended "E" removed. The Company was dually listed on both the OTCBB and the Pink Sheets prior to this event, and will remain tradable on the Pink Sheets regardless of the outcome of the Company's FINRA hearing.


Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
              99        Press Release, dated August 25, 2008*
--------------------
*Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      NEWMARKET TECHNOLOGY, INC.



                                      By:      /s/ Philip M. Verges
                                               --------------------------
                                                   Philip M. Verges,
                                                   Chief Executive Officer


                                                   Date: August 27, 2008